Exhibit 99.1


                                  CERTIFICATION
                      PURSUANT TO 18 U. S. C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Reink Corp. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U. S. C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:


(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated this 19th. Day of August, 2002.


                                                              Reink Corp.


                                                      / s / William E. Gallagher
                                                      --------------------------
                                                       William E. Gallagher
                                                       President and
                                                       Chief Executive Officer


                                                      / s / William Smith
                                                      --------------------------
                                                       William Smith
                                                       Chief Financial Officer